***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[     ]") OR OTHERWISE
IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                                                                 Exhibit 10.87.1

                 FIRST AMENDMENT TO THE MCI CARRIER AGREEMENT

This First Amendment is between MCI TELECOMMUNICATIONS CORPORATION ("MCI") and ASSOCIATED COMMUNICATIONS COMPANIES OF AMERICA (ACCA) ("Customer") and

WHEREAS, MCI and Customer are parties to an Carrier Agreement signed by MCI on October 9, 1997 (the "Agreement"); and

WHEREAS, the parties desire to enter into this First Amendment to amend the Agreement,

NOW, THEREFORE, the parties agree as follows:

1. For the countries listed below, the Prism I International rates in Exhibit E shall be removed and replaced with the following:

                    Country                      Rate Per Minute
                    -------                      ---------------
                    INDIA                        [______]
                    BRAZIL                       [______]
                    BAHAMAS                      [______]
                    GRENADA                      [______]
                    BOLIVIA                      [______]
                    COSTA RICA                   [______]
                    DOMINICA                     [______]
                    BERMUDA                      [______]
                    TURKEY                       [______]
                    GUINEA                       [______]

2.        The following shall be added as new paragraph 4(c)3), Additional
          Credits:

          3) Customer shall also receive a one time credit equal to the difference between Customer's International Prism I Service terminating to Brazil during October 1997 rated at [____] per minute and Customer's usage of International Prism I Service terminating in Brazil during October 1997 rated at [____] per minute. Such credit will be applied to Customer's domestic interstate usage and international usage.

3. This First Amendment will begin on November 1, 1997 provided this Amendment is executed and delivered to MCI by ACCA on or before November 14, 1997. Otherwise, this Amendment will begin on the first day of the first full month following execution of this Agreement by MCI and ACCA.


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

4. This First Amendment is only valid if signed by Customer by November 21, 1997 and subsequently accepted by MCI. This First Amendment shall be effective with respect to each Member after execution hereof by such member, as described in Paragraph 8(a) of the Agreement.

Except as herein modified or amended, all of the terms, conditions and provisions contained in the Agreement shall remain unchanged and in full force and effect. This First Amendment together with the Agreement is the complete agreement of the parties and supersedes all other prior agreements and representations concerning its subject matter.

IN WITNESS WHEREOF, the parties hereto each acting with proper authority have executed this First Amendment on the date indicated below. Associated Communications Companies of America has executed this Agreement for itself and on behalf of its members.


MCI TELECOMMUNICATIONS                 ASSOCIATED COMMUNICATIONS
CORPORATION                            COMPANIES OF AMERICA


By: /s/ Reginald Chesson               By: /s/ Mike Newkirk
    --------------------                ----------------

Print: Reginald Chesson                Print: Mike Newkirk
       ----------------                    ------------

Title: Director - Revenue Reporting    Title: V.P. - ACCA
       ----------------------------           -----------

Date: 11/21/97                          Date: 11/10/97
      --------                                --------


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